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                                                                    Exhibit 10.9

                            SHARE EXCHANGE AGREEMENT

      THIS SHARE EXCHANGE AGREEMENT (this "Agreement") is made this 30th of September, 1998, by and among TOUPES TECHNOLOGY LICENSING, INC., Florida corporation ("TTL"); BROUNLEY ASSOCIATES, INC., a Florida corporation ("Brounley"); and the persons listed in Exhibit "A-1" hereof who are the owners of record of all the issued and outstanding stock of Brounley who execute and deliver the Agreement ("Brounley Stockholders"), based on the following:

                                    Recitals

      TTL wishes to acquire all the issued and outstanding stock of Brounley in exchange for stock of TTL in a transaction intended to qualify as a tax-free exchange pursuant to section 368(a)(l)(B) of the Internal Revenue Code of 1986, as amended. The parties intend for this Agreement to represent the terms and conditions of such tax-free reorganization, which Agreement the parties hereby adopt.

                                    Agreement

      Based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth, the mutual benefits to the parties to be derived herefrom, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is hereby agreed as follows:

                                    ARTICLE I
                                EXCHANGE OF STOCK

      1.01 Exchange of Shares. On the terms and subject to the conditions set forth in this Agreement, on the Closing Date (as defined in Section 1.05 hereof), the Brounley Stockholders shall assign, transfer, and deliver to TTL, free and clear of all liens, pledges, encumbrances, charges, restrictions, or claims of any kind, nature, or description, all issued and outstanding shares of common stock of Brounley (the "Brounley Shares") held by Brounley Stockholders which shares shall represent all issued and outstanding shares of Brounley common stock which total 22,222 shares, and TTL agrees to acquire such shares on such date by issuing and delivering in exchange therefor an aggregate of 900,000 unregistered shares of TTL common stock, par value $0.001 per share, (the "TTL Common Stock"). Such shares TTL Common Stock shall be issued pro rata based on the number of Brounley Shares held and as set forth opposite the Brounley Stockholder's respective names in Exhibit "A-l". All 900,000 shares of TTL Common Stock to be issued and delivered pursuant to this Agreement shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the TTL Common Stock which may occur between the date of the execution of this Agreement and the Closing Date.

      1.02 Delivery of Certificates by Brounley Stockholders. The transfer of Brounley Shares by the Brounley Stockholders shall be effected by the delivery to TTL at the Closing (as set forth in Section 1.05 hereof) of a certificate issued to TTL representing all of the issued and outstanding shares of Brounley.

      1.03 Operation as Wholly-Owned Subsidiary. After giving effect to the transaction contemplated hereby, TTL will own all the issued and outstanding shares of Brounley and Brounley shall be merged with TTL.

      1.04 Further Assurances. At the Closing and from time to time thereafter, the Brounley Stockholders shall execute such additional instruments and take such other action as TTL may reasonably request, without undue cost to the Brounley Stockholders in order to more effectively sell, transfer, and assign clear title and ownership in the Brounley Shares to TTL.


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      1.05 Closing and Parties. The Closing contemplated hereby shall be held at the principal office of TTL in Largo, Florida on or before 9:00 am. September
30, 1998, or on another date to be agreed to in writing by the parties (the "Closing Date"). The Agreement may be closed at any time following approval by a majority of the stockholders of TTL Common Stock as set forth in Section 4.02 hereof and the Brounley Stockholders as set forth in Section 5.02. The Closing may be accomplished by wire, express mail, overnight courier conference telephone call or as otherwise agreed to by the respective parties or their duly authorized representatives.

      1.06 Closing Events.

      (a) TTL Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article IV, TTL shall deliver to Brounley at Closing all the following:

            (i) A certificate of good standing from the secretary of State of Florida, certifying that TTL is in good standing as a corporation in the State of Florida;

            (ii) Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of TTL executing this Agreement and any other document delivered pursuant hereto on behalf of TTL;

            (iii) Copies of the resolutions of TTL's board of directors and shareholder minutes or consents authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of TTL as of the Closing Date;

            (iv) The certificate contemplated by Section 4.03, duly executed by the chief executive officer of TTL;

            (v) The certificate contemplated by Section 4.04, dated the Closing Date, signed by the chief executive officer of TTL;

            (vi) Certificates for 900,000 shares of TTL Common Stock in the names of the Brounley Stockholders and in the amounts set forth in Exhibit "A-1" which shall be issued by TTL's transfer agent immediately following Closing or as expeditiously as possible thereafter; and

      In addition to the above deliveries, TTL shall take all steps and actions as Brounley and Brounley Stockholders may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated herebv.

      (b) Brounley Deliveries. Subject to fulfillment or waiver of the conditions set forth in Article V, Brounley and/or Brounley Stockholder's shall deliver to TTL at Closing all the following:

            (i) A certificate of good standing from the secretary of state of Florida, issued as of a date within five days prior to the Closing Date certifying that Brounley is in good standing as a corporation in the State of Florida;

            (ii) Incumbency and specimen signature certificates dated the Closing Date with respect to the officers of Brounley executing this Agreement and any other document delivered pursuant hereto on behalf of Brounley;

            (iii) Copies of resolutions of the board of directors and of the stockholders of Brounley authorizing the execution and performance of this Agreement and the contemplated transactions, certified by the secretary or an assistant secretary of Brounley as of the Closing Date;

            (iv) The certificate contemplated by Section 5.03, executed by the chief operating officer of Brounley; and


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            (v) The certificate contemplated by Section 5.04, dated the Closing
Date, signed by the chief operating officer of Brounley.

      In addition to the above deliveries, Brounley shall take all steps and actions as TTL may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

      1.07. Termination.

      (a) This Agreement may be terminated by the board of directors of either TTL or Brounley at any time prior to the Closing Date if:

            (i) There shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the reasonable judgment of such board of directors, made in good faith and based upon the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;

            (ii) Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the reasonable judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the exchange;

      In the event of termination pursuant to this paragraph (a) of Section 1.07, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

            (b) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of TTL if (i) Brounley shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of Brounley contained herein shall be inaccurate in any material respect or (ii) TTL determines that there has been or is likely to be any material adverse change in the financial or legal condition of Brounley. In the event of termination pursuant to this paragraph (b) of this Section 1.07, no obligation, right, remedy, or liability shall arise hereunder. All parties shall bear their own costs incurred in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

            (c) This Agreement may be terminated at any time prior to the Closing Date by action of the board of directors of Brounley if (i) TTL shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of TTL contained herein shall be inaccurate in any material respect, or (ii) Brounley determines that there has been or is likely to be any adverse change in the financial or legal condition of TTL. In the event of termination pursuant to this paragraph (c) of this Section 1.07. no obligation, right, remedy, or liability shall arise hereunder. All parties shall each bear their own costs incurred in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

      1.08 Registration of TTL Shares. Concurrent with the Closing of this Agreement, or immediately thereafter, TTL shall file a form SB-2 registration statement to register certain of its equity securities with the Securities and Exchange Commission ("SEC") pursuant to the Securities Act of 1933, as amended ("the 1933 Act") and shall use its best efforts to have said registration statement approved by the S.E.C. Out of the total shares being registered by TTL, 105,000 of those shares shall be the TTL Common Stock being transferred to the Brounley Stockholders pursuant to this Agreement. Thus, TTL shall submit for registration 105,000 out of the 900,000 ITT shares in total being transferred to Brounley Stockholders (hereinafter "Registered Shares"). The Registered Shares shall be issued and held as set forth in Exhibit A-1 opposite the respective Brounley Stockholders' names.

                                   ARTICLE II
                REPRESENTATIONS, COVENANTS, AND WARRANTIES OF TTL


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      As an inducement to, and to obtain the reliance of Brounley, TTL represents and warrants as follows:

      2.01 Organization. TTL is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of TTL's articles of incorporation or bylaws, or other agreement to which it is a party or by which it is bound.

      2.02 Approval of Agreement. TTL has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of TTL has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the TTL stockholders and compliance with state and federal corporate and securities laws.

      2.03 Capitalization. The authorized capitalization of TTL consists of 20,000,000 shares of common stock, $0.001 par value, of which 15,595,454 shares are issued and outstanding. All issued and outstanding shares of TTL are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of TTL.

      2.04 Financial Statements.

            (a) Included in Schedule 2.04 are the financial statements which were filed by TTL in connection with TTL's Form 10-SB, as well as quarterly audited financial statements for the periods ending March 31, 1998 and June 30, 1998 (collectively "l0Qs"), which financial statements have been duly filed with the Securities and Exchange Commission ("SEC") as required by the 1934 Act.

            (b) The financial statements of TTL delivered pursuant to Section 2.04(a) have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved as explained in the notes to such financial statements. The TTL financial statements present fairly, in all material respects, as of their respective dates, the financial position of TTL. TTL did not have, as of the date of any such financial statements, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected therein in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of TTL in accordance with generally accepted accounting principles.

            (c) TTL has filed or will file as of the Closing Date all tax returns required to be filed by it from inception to the Closing Date. All such returns and reports are accurate and correct in all material respect. TTL has no material liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent balance sheet of TTL, except to the extent reflected on such balance sheet and all such dates and years and periods prior thereto and for which TTL may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to the best knowledge of TTL, no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. To the best knowledge of TTL, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service and no deficiency assessment or proposed adjustment of any such return is pending, proposed or contemplated. TTL has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on TTL, its financial condition, its business as presently conducted or proposed to be conducted, or any of its respective properties or material assets. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of TTL.


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      2.05 Outstanding Warrants and Options. TTL has no existing warrants or options, calls, or commitments of any nature relating to the authorized and unissued TTL Common Stock, except as disclosed in documents which are publicly filed by TTL.

      2.06 Information. The information concerning TTL set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. TTL shall cause the schedules delivered by it pursuant hereto and the instruments delivered to Brounley hereunder to be updated after the date hereof up to and including the Closing Date.

      2.07 Absence of Certain Changes or Events. Except as set forth in this Agreement or the schedules hereto, since the date of the most recent TTL balance sheet described in Section 2.04 and included in the information referred to in
Section 2.06:

            (a) There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or financial condition of TTL or (ii) any damage, destruction, or loss to TTL (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of TTL;

            (b) To the best knowledge of TTL, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of TTL.

      2.08 Litigation and Proceeding. There are no material actions, suits, or administrative or other proceedings pending or, to the knowledge of TTL, threatened by or against TTL or adversely affecting TTL or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. TTL does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      2.09 Compliance With Laws and Regulations. TTL has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance (i) could not materially and adversely affect the business, operations, properties, assets, or condition of TTL or (ii) could not result in the occurrence of any material liability for TTL. To the best knowledge of TTL, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal securities laws.

      2.10 Compliance with Security Laws. TTL has complied with all applicable security statutes and regulation of any federal, state or other governmental entity or agency thereof, including the filing of any required documents in regards to all sales of TTL Stock. TTL makes the additional following securities disclosures as a material inducement to Brounley to enter into this transaction:

      a) TTL's common stock is currently traded on the OTC Bulletin Board ("OTC" or "Over-the Counter") and TTL is in compliance with all applicable securities rules and regulations regarding the OTC trading of its securities; and

      b) TTL voluntarily became a reporting company pursuant to section 12(g) of the Securities Exchange Act of 1934 by virtue of filing a Form 10-SB registration statement which was approved by the SEC and is currently effective; and

      c) TTL has filed for and been approved for a manual filing exemption with Standard & Poor's (S&P) for 1998, and to the best of TTL's knowledge, its securities have been and are currently trading in compliance with applicable federal and state blue sky securities laws; and

      d) TTL, through its approved market maker(s), has filed a current Form 211 with the N.A.S.D.R. pursuant to Rule 15(c)-211, and has otherwise maintained and updated the Form 211 as required by applicable securities laws and regulations; and


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      e) TTL has met all current reporting requirements of Rule 12(g) and any other applicable securities law or regulation applicable to TTL's trading market.

      2.11 Material Contract Defaults. TTL is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of TTL, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which TTL has not taken adequate steps to prevent such a default from occurring.

      2.12 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which TTL is a party or to which any of its properties or operations are subject.

      2.13 TTL Schedules. TTL has delivered to Brounley the following schedules, which are collectively referred to as the "TTL Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, all certified by a duly authorized officer of TTL as complete, true, and accurate:

            (a) A schedule including copies of the articles of incorporation and bylaws of TTL in effect as of the date of this Agreement;

            (b) A schedule containing copies of resolutions adopted by the board of directors of TTL approving this Agreement and the transactions herein contemplated;

            (c) A schedule setting forth the financial statements required pursuant to Section 2.04(a) hereof, and

            (d) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed the TTL Schedules by Sections 2.01 through 2 13. TTL shall cause the TTL Schedules and the instruments delivered to Brounley hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated TTL Schedules, certified in the same manner as the original TTL Schedules, shall be delivered prior to and as a condition precedent to the obligation of Brounley to close.

                                   ARTICLE III
                  REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
                                    BROUNLEY

      As an inducement to, and to obtain the reliance of, TTL, Brounley represents and warrants as follows:

      3.01 Organization. Brounley is, and will be on the Closing Date, a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and has the corporate power and is and will be duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, and there are no other jurisdictions in which it is not so qualified in which the character and location of the assets owned by it or the nature of the material business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on its business, operations, properties, assets or condition of Brounley. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Brounley's articles of incorporation or bylaws, or other material agreement to which it is a party or by which it is bound.

      3.02 Approval of Agreement. Brounley has full power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, or otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated. The board of directors of Brounley have authorized and


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approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby; subject to the approval of the Brounley Stockholders and compliance with state and federal corporate and securities laws.

      3.03 Capitalization. The authorized capitalization of Brounley consists of 100,000 shares of common stock, $1.00 par value, of which as of the date hereof 22,222 shares are issued and outstanding. All issued and outstanding shares of Brounley are legally issued, fully paid, and nonassessable and not issued in violation of the preemptive or other right of any person. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of Brounley.

      3.04 Financial Statements.

            (a) Included in Schedule 3.04 are the federal and state corporate tax returns of Brounley for the fiscal years ended 1996 and 1997 as well as the unaudited balance sheet and income statement prepared by management of Brounley for the period ending August 31,1998.

            (b) The financial statements of Brounley present fairly, as of their respective dates, the financial position of Brounley. Brounley did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in any financial statements or the notes thereto and all assets reflected therein present fairly the assets of Brounley.

            (c) Brounley has filed or will have filed as of the Closing Date all tax returns required to be filed by it from inception to the Closing Date. All such returns and reports are accurate and correct in all material respects. Brounley has no material liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent unaudited balance sheet of Brounley, except to the extent reflected on such balance sheet and adequately provided for, and all such dates and years and periods prior thereto and for which Brounley may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and to Brounley's knowledge no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. Proper and accurate amounts of taxes have been withheld by or on behalf of Brounley with respect to all material compensation paid to employees of Brounley for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all applicable federal, state, and local tax and other laws. To Brounley's knowledge, none of such income tax returns has been examined or is currently being examined by the Internal Revenue Service, and no deficiency assessment or proposed adjustment of any such return is pending, proposed, or contemplated. Brounley has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on Brounley, its financial condition, its business as presently conducted or proposed to be conducted, or any of its properties or material assets. There are no tax liens upon any of the assets of Brounley. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of Brounley.

      3.05 Outstanding Warrants and Options. Brounley has no issued warrants or options, calls, or commitments of any nature relating to the authorized and unissued Brounley Common Stock.

      3.06 Information. The information concerning Brounley set forth in this Agreement and in the schedules delivered by Brounley pursuant hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading. Brounley shall cause the schedules delivered by Brounley pursuant hereto to TTL hereunder to be updated after the date hereof up to and including the Closing Date.

      3.07 Absence of Certain Changes or Events. Except as set forth in this Agreement since the date of the most recent Brounley balance sheet described in
Section 3.04 and included in the information referred to in Section 3.06:

            (a) There has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of Brounley or (ii) any damage, destruction, or loss to Brounley materially and adversely affecting the business, operations, properties, assets, or conditions of Brounley; and


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            (b) Brounley has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary and material considering the business of Brounley; (iv) made any material change in its method of accounting; (v) entered into any other material transactions other than those contemplated by this Agreement; (vi) made any material accrual or material arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; or (vii) made any material increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers, directors, or employees; and

            (c) Brounley has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof, (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities incurred in the ordinary course of business;
(iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent Brounley balance sheet and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its material assets, properties, or rights, or agreed to cancel, any material debts or claims; (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of Brounley; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

            (d) To the best knowledge of Brounley, it has not become subject to any law or regulation which materially and adversely affects, or in the future would be reasonably expected to adversely affect, the business, operations, properties, assets, or condition of Brounley.

      3.08 Title and Related Matters. Except as provided herein or disclosed in the most recent Brounley balance sheet of its properties, inventory, interests in properties, technology, whether patented or unpatented and assets, which are reflected in the most recent Brounley balance sheet or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent, and (ii) such imperfections of title and easements as do not, and will not, materially detract from or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties. To the best knowledge of Brounley, its technology does not infringe on the copyright, patent, trade secret, know-how, or other proprietary right of any other person or entity and comprises all such fights necessary to permit the operation of the business of Brounley as now being conducted or as contemplated.

      3.09 Litigation and Proceedings. There are no material actions, suits, or proceedings pending or, to the knowledge of Brounley, threatened by or against Brounley or adversely affecting Brounley, at law or in equity, before any court or other governmental agency or instrumentality domestic or foreign, or before any arbitrator of any kind. Brounley does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

      3.10 Material Contract Defaults. Brounley is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of Brounley, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which Brounley has not taken adequate steps to prevent such a default from occurring.

      3.11 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which Brounley is a party or to which any of its properties or operations are subject.

      3.12 Governmental Authorizations. Brounley has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by Brounley of this Agreement and the consummation by Brounley of the transactions contemplated hereby.

      3.13 Compliance With Laws and Regulations. Brounley has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of Brounley or except to the extent that noncompliance would not result in the occurrence of any material liability for Brounley. To the best knowledge of Brounley, the consummation of this transaction will comply with all applicable statutes and regulations, subject to the preparation and filing of any forms required by state and federal security laws.

      3.14 Subsidiary. Brounley does not own, beneficially or of record, any equity securities in any other entity.

      3.15 Brounley Schedules. Brounley has delivered to TTL the following schedules, which are collectively referred to as the "Brounley Schedules" and which consist of the following separate schedules dated as of the date of execution of this Agreement, and instruments and TTL as of such date, all certified by the chief executive officer of Brounley as complete, true, and accurate:

            (a) A schedule including copies of the articles of incorporation and bylaws of Brounley and all amendments thereto in effect as of the date of this Agreement;

            (b) A schedule containing copies of resolutions adopted by the board of directors of Brounley approving this Agreement and the transactions herein contemplated as referred to in Section 3.02;

            (c) A schedule setting forth a description of any material adverse change in the business, operations, property, inventory, assets, or condition of Brounley since the most recent Brounley balance sheet, required to be provided pursuant to Section 3.04 hereof,

            (d) A schedule setting forth the financial statements required pursuant to Section 3.0(a) hereof, and

            (e) A schedule setting forth any other information, together with any required copies of documents, required to be disclosed in the Brounley Schedules by Sections 3.01 through 3.14.

      Brounley shall cause the Brounley Schedules and the instruments delivered to TTL hereunder to be updated after the date hereof up to and including a specified date not more than three business days prior to the Closing Date. Such updated Brounley Schedules, certified in the same manner as the original Brounley Schedules, shall be delivered prior to and as a condition precedent to the obligation of TTL to close.

                                   ARTICLE IV
                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                    BROUNLEY

      The obligations of Brounley under this Agreement are subject to the satisfaction of Brounley, at or before the Closing Date, of the following conditions:

      4.01 Shareholder Approval. TTL shall obtain the written consent of a majority of its stockholders to approve the transactions contemplated by this Agreement, including the acquisition of Brounley through the issuance of TTL common stock for all of the issued and outstanding Shares. Said written consent shall be provided to Brounley at closing.

      4.02 Accuracy of Representations. The representations and warranties made by TTL in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and TTL shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by TTL prior to or at the Closing. Brounley shall be furnished with certificates, signed by duly authorized officers of TTL and dated the Closing Date, to the foregoing effect.

      4.03 Officer's Certificates. Brounley shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief executive officer of TTL to the effect that to such officers best knowledge no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of TTL threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and TTL's own documents and information, the certificate shall represent, to the best knowledge of the officer, that:

            (a) This Agreement has been duly approved by TTL's board of directors and stockholders and has been duly executed and delivered in the name and on behalf of TTL by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of TTL pursuant to a unanimous consent;

            (b) There have been no material adverse changes in TTL up to and including the date of the certificate;

            (c) All conditions required by this Agreement have been met, satisfied, or performed by TTL;

            (d) All authorizations, consents, approvals, registrations, and/or filings with any governmental body, agency, or court required in connection with the execution and delivery of the documents by TTL have been obtained and are in full force and effect or, if not required to have been obtained, will be in full force and effect by such tine as may be required; and

            (e) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against TTL, wherein an unfavorable decision, ruling, or finding could have an adverse effect on the financial condition of TTL, the operation of TTL, or the acquisition and reorganization contemplated herein, or any agreement or instrument by which TTL is bound or in any way contests the existence of TTL.

      4.04 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business, or operations of TTL, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business, or operations of TTL.

      4.05 Good Standings. Brounley shall have received a certificate of good standing from the secretary of State of Florida, certifying that TTL is in good standing as a corporation in the State of Florida.

      4.06 Other Items. Brounley shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as Brounley may reasonably request.

                                    ARTICLE V
                     CONDITIONS PRECEDENT TO OBLIGATIONS OF
                                       TTL

      The obligations of TTL under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

      5.01 Shareholder Approval. TTL shall obtain through a majority written consent of its stockholders, authorization and approval for this Agreement and the transactions contemplated hereby.

      5.02 Brounley Stockholders. Holders of all of the issued and outstanding Brounley Shares shall agree to this Agreement and the exchange of shares contemplated by this Agreement.

      5.03 Accuracy of Representations. The representations and warranties made by Brounley and the Brounley Stockholders in this Agreement were true when made and shall be true at the Closing Date with the same force and affect as if such representations and warranties were made at and as of the Closing Date (except for changes therein permitted by this Agreement), and Brounley shall have performed or compiled with all covenants and conditions required by this Agreement to be performed or complied with by Brounley prior to or at the Closing. TTL shall be furnished with a certificate, signed by a duly authorized officer of Brounley and dated the Closing Date, to the foregoing effect.

      5.04 Officer's Certificates. TTL shall have been furnished with certificates dated the Closing Date and signed by the duly authorized chief operating officer of Brounley to the effect that no litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Brounley, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement. Furthermore, based on certificates of good standing, representations of government agencies, and Brounley's own documents, the certificate shall represent, to the best knowledge of the officer, that:

            (a) This Agreement has been duly approved by Brounley's board of directors and stockholders and has been duly executed and delivered in the name and on behalf of Brounley by its duly authorized officers pursuant to, and in compliance with, authority granted by the board of directors of Brounley pursuant to a unanimous consent of its board of directors and a majority vote of its stockholders;

            (b) Except as provided or permitted herein, there have been no material adverse changes in Brounley up to and including the date of the certificate;

            (c) All authorizations, consents, approvals, registrations, and/or filing with any governmental body, agency, or court required in connection with the execution and delivery of the documents by Brounley have been obtained and are in full force and effect or, if not required to have been obtained will be in full force and effect by such time as may be required; and

            (d) There is no material action, suit, proceeding, inquiry, or investigation at law or in equity by any public board or body pending or threatened against Brounley, wherein an unfavorable decision, ruling, or finding would have an adverse affect on the financial condition of Brounley, the operation of Brounley, or the acquisition and reorganization contemplated herein, or any material agreement or instrument by which Brounley is bound or would in any way contest the existence of Brounley.

      5.05 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of Brounley, nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause of create any material adverse change in the financial condition, business, or operations of Brounley.

      5.06 Good Standing. TTL shall have received a certificate of good standing from the appropriate authority in the State of Florida, dated as of a date with five days prior to the Closing Date, certifying that the Brounley is in good standing as a corporation in the State of Florida.

      5.07 Other Items. TTL shall have received such further documents certificates or instruments relating to the transactions contemplated hereby as TTL may reasonably request.

                                   ARTICLE VI
                                SPECIAL COVENANTS

      6.01 Activities of TTL and Brounley.

            (a) From and after the date of this Agreement until the Closing Date and except as set forth in the respective schedules to be delivered by TTL and Brounley pursuant hereto or as permitted or contemplated by this Agreement, TTL and Brounley will each:

                  (i) Carry on its business in substantially the same manner as it has heretofore;

                  (ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

                  (iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                  (iv) Use its best efforts to maintain and preserve it business Organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;

                  (v) Duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the Closing Date; and

                  (vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

            (b) From and after the date of this Agreement and except as provided herein until the Closing Date, TTL and Brounley will not:

                  (i) Make any change in its articles of incorporation or bylaws;

                  (ii) Enter into or amend any material contract, agreement, or other instrument of any of the types described in such party's schedules, except that a party may enter into or amend any contract, agreement, or other instrument in the ordinary course of business; and

                  (iii) Enter into any agreement for the sale of Brounley securities without the prior approval of the other party.

      6.02 Access to Properties and Records. Until the Closing Date, Brounley and TTL will afford to the other party's officers and authorized representatives full access to the properties, books, and records of the other party in order that each party may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of Brounley or TTL and will furnish the other party with such additional financial and other information as to the business and properties of Brounley or TTL as each party shall from time to time reasonably request.

      6.03 Indemnification by Brounley. Brounley will indemnify and hold harmless TTL and its directors and officers, and each person, if any, who controls TTL within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by Brounley expressly for use therein. The indemnity agreement contained in this Section 6.03 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of TTL and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

      6.04 Indemnification by TTL. TTL will indemnify and hold harmless Brounley, the Brounley Stockholders, Brounley's directors and officers, and each person, if any, who controls Brounley within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any application or statement filed with a governmental body or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by TTL expressly for use therein. The indemnity agreement contained in this Section 6.04 shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of Brounley and shall survive the consummation of the transactions contemplated by this Agreement for a period of one year.

      6.05 The Acquisition of TTL Common Stock. TTL and Brounley understand and agree that the consummation of this Agreement including the issuance of the TTL Common Stock to Brounley in exchange for the Brounley Shares as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. TTL and Brounley agree that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired.

            (a) In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, the signing of this Agreement and the delivery of appropriate separate representations shall constitute the parties acceptance of, and concurrence in, the following representations and warranties:

                  (i) The Brounley Stockholders acknowledge that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of acquiring TTL Common Stock, and that this transaction involves certain risks.

                  (ii) Brounley Stockholders have such knowledge and experience in business and financial matters that they are capable of evaluating such business risks.

                  (iii) All information which the Brounley Stockholders have provided to TTL or their representatives concerning their suitability and intent to hold shares in TTL following the transactions contemplated hereby is complete, accurate, and correct.

                  (iv) The Brounley Stockholders understand that the TTL Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions not involving any public offering and that any disposition of the subject TTL Common Stock may, under certain circumstances, be inconsistent with this exemption and may make Brounley or TTL an "underwriter", within the meaning of the Securities Act. It is understood that the definition of "underwriter" focuses upon the concept of "distribution" and that any subsequent disposition of the subject TTL Common Stock can only be effected in transactions which are not considered distributions. Generally, the term "distribution" is considered synonymous with "public offering" or any other offer or sale involving general solicitation or general advertising. Under present law, in determining whether a distribution occurs when securities are sold into the public market, under certain circumstances one must consider the availability of public information regarding the issuer, a holding period for the securities sufficient to assure that the persons desiring to sell the securities without registration first bear the economic risk of their investment, and a limitation on the number of securities which the stockholder is permitted to sell and on the manner of sale, thereby reducing the potential impact of the sale on the trading markets. These criteria are set forth specifically in rule 144 promulgated under the Securities Act, and, after one year after the date the TTL Common Stock or Brounley Shares is fully paid for, as calculated in accordance with rule 144(d) sales of securities in reliance upon rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule. After two years from the date the securities are fully paid for, as calculated in accordance with rule 144(d) they can generally be sold without meeting those conditions, provided the holder is not (and has not been for the preceding three months) an affiliate of the issuer.

                  (v) The Brounley Stockholders acknowledge that the shares of TTL Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Securities Act or an exemption from such registration is available. TTL is not under any obligation to register the TTL Common Stock under the Securities Act except as stated in this Agreement. If rule 144 is available after one year and prior to two years following the date the shares are fully paid for, only routine sales of such TTL Common Stock in limited amounts can be made in reliance upon rule 144 in accordance with the terms and conditions of that rule. TTL is not under any obligation to make rule 144 available except as set forth in this Agreement and in the event rule 144 is not available, compliance with Regulation A or some other disclosure exemption may be required before Brounley Stockholders can sell, transfer, or otherwise dispose of such TTL Common Stock without registration under the Securities Act. Subject to compliance with federal and state securities laws, TTL's registrar and transfer agent will maintain a stop transfer order against the registration of transfer of the TTL Common Stock held by Brounley Stockholders and the certificates representing the TTL Common Stock will bear a legend in substantially the following form so restricting the sale of such securities:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" WITHIN THE MEANING OF RULE 144 PROMULGATED UNDER THE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLYING WITH RULE 144 IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OR OTHER COMPLIANCE UNDER THE SECURITIES ACT.

                  (vi) TTL will require Brounley Stockholders to provide an opinion of counsel reasonably acceptable to TTL stating that the transfer is proper. TTL agrees to provide Brounley with assistance and cooperation in good faith when Brounley seeks to sell any shares which are free from restrictions or exempt therefrom.

            (b) In connection with the transaction contemplated by this Agreement, TTL shall file, with the assistance of its legal counsel, such notices, applications, reports, or other instruments as may be deemed by it to be necessary or appropriate in an effort to document reliance on such exemptions, and with the appropriate regulatory authority in the states where the Brounley Stockholders reside unless an exemption requiring no filing is available in such jurisdictions, all to the extent and in the manner as may be deemed by TTL to be appropriate.

            (c) The Brounley Stockholders acknowledge that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

      6.06 Securities Filings. TTL shall be responsible for the preparation and filing of any required forms, or documents, deemed necessary by TTL and its legal counsel, with the Securities and Exchange Commission and in any jurisdiction which would require a filing with a governmental agency as a result of the transactions contemplated in this Agreement.

      6.07 Sales of Securities Under Rule 144, If Applicable.

            (a) TTL will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its stockholders can sell restricted securities that have been held for one year or more or such other restricted period as required by rule 144 as it is from time to time amended.

            (b) Upon being informed in writing by any person holding restricted stock of TTL as of the date of this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), TTL will certify in writing to such person that it is in compliance with rule 144 current public information requirements to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.

            (c) If any certificate representing any such restricted stock is presented to TTL's transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to TTL and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, TTL will use its best efforts to cooperate with the shareholder and/or transfer agent with the registration or transfer in connection with any sales made under rule 144.

                                   ARTICLE VII
                                  MISCELLANEOUS

      7.01 Brokers. The Brounley Stockholders have agreed to issue 45,000 shares of their TTL Common Stock to certain finders in this transaction. Except as provided herein, TTL and Brounley agree that there were no other finders or brokers involved in bringing the parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. Further, TTL and Brounley each agree to indemnify the other against any claim by any third person for any commission, brokerage, or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between such party and such third person, whether express or implied, from the actions of such party.

            The covenants set forth in this section shall survive the Closing Date and the consummation of the transactions herein contemplated.

      7.02 No Representation Regarding Tax Treatment. No representation or warranty is being made by any party to any other regarding the treatment of this transaction for federal or state income taxation. Each party has relied exclusively on its own legal, accounting, and other tax adviser regarding the treatment of this transaction for federal and state income taxes and on no representation, warranty, or assurance from any other party or such other party's legal, accounting, or other adviser.

      7.03 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with the laws of the State of Florida.

      7.04 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to TTL, to:        7887 Bryan Dairy Road, Suite 105
                      Largo, Florida 33777

If to Brounley, to:   7381 114th Avenue North, Suite 410
                      Largo, Florida 33773

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

      7.05 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

      7.06 Schedules, Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules provided by TTL or Brounley such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

      7.07 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

      7.08 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

      7.09 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

      7.10 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

      IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

TOUPS TECHNOLOGY LICENSING, INC.,       BROUNLEY ASSOCIATES, INC.,
a Florida corporation                   a Florida corporation


By: /s/ [ILLEGIBLE]                     By: /s/ Robert W. Brounley
   ------------------------------          ------------------------------
Name:                                   Name: Robert W. Brounley
     ----------------------------            ----------------------------
As: President                           As: Vice-President
   ------------------------------          ------------------------------

STATE OF FLORIDA
COUNTY OF PINELLAS

On this 30th day of September, 1998, personally appeared before me Robert W. Brounley, whose identity is personally known to me and who by me duly sworn, did say that he is the ________________________ of Toups Technology Licensing, Inc. and that said document was signed by him of behalf of said corporation by authority of its bylaws, and said _________________ acknowledged to me that said corporation executed the same.

                                                        /s/ MICHELE L. GOLDSTEIN
[NOTARY PUBLIC SEAL                                     ------------------------
 OF MICHELE L. GOLDSTEIN]

                                 NOTARY PUBLIC

STATE OF FLORIDA

COUNTY OF PINELLAS

On this 30th day of September, 1998, personally appeared before me Leon H. Toups, whose identity is personally known to me and who by me duly sworn, did say that he is the __________________________ of Brounley Associates, Inc. and that said document was signed by him of behalf of said corporation by authority of its bylaws, and said __________________ acknowledged to me that said corporation executed the same.

                                                        /s/ MICHELE L. GOLDSTEIN
[NOTARY PUBLIC SEAL                                     ------------------------
 OF MICHELE L. GOLDSTEIN]

                                   Exhibit A-l

                            Brounley Associates, Inc.

                              List of Stockholders
                                  and Designees


                         No. of TTL Shares
                         to be Received       Number of Shares
Name of Shareholder      in Exchange          to be Registered            Signature
-------------------      -----------          ----------------            ---------
Gary R. Eschenroeder     461,700              20,000                      /s/ Gary R. Eschenroeder
                                                                          ------------------------


Richard W. Brounley      222,300              20,000                      /s/ Richard W. Brounley
                                                                          ------------------------


Robert W. Brounley        85,500              10,000                      /s/ Robert W. Brounley
                                                                          ------------------------


Lynn M. Dort              85,500              10,000
                                                                          --------------------


Chuck D. Herold           45,000              45,000                      /s/ Chuck D. Herold
                          ------              ------                      ------------------------


TOTAL SHARES             900,000              105,000

                                   Exhibit A-l

                            Brounley Associates, Inc.

                              List of Stockholders
                                  and Designees


                         No. of TTL Shares
                         to be Received       Number of Shares
Name of Shareholder      in Exchange          to be Registered            Signature
-------------------      -----------          ----------------            ---------
Gary R. Eschenroeder     461,700              20,000
                                                                          ------------------------


Richard W. Brounley      222,300              20,000
                                                                          ------------------------


Robert W. Brounley        85,500              10,000
                                                                          ------------------------


Lynn M. Dort              85,500              10,000                      /s/ Lynn M. Dort
                                                                          ------------------------


Chuck D. Herold           45,000              45,000
                          ------              ------                      ------------------------


TOTAL SHARES             900,000              105,000

                             SECRETARY'S CERTIFICATE
                                       AND
                            CERTIFICATE OF INCUMBENCY
                                       OF
                            BROUNLEY ASSOCIATES, INC.

      I, Gary R. Eschenroeder, hereby certify that I am now, and at all times mentioned herein have been, the duly elected, qualified, and acting Secretary of BROUNLEY ASSOCIATES, INC. ("Brounley" or the "Corporation"), a corporation duly organized and validly existing under the laws of the State of Florida, and as such officer, I have access to the records of Brounley, which records reflect that:

      1. Resolutions. Attached hereto as Annex I and incorporated herein by reference is a true and correct copy of resolutions which have been duly adopted by the unanimous written consent of the members of the Board of Directors and Shareholders of the Corporation; none of such resolutions have been amended, modified, or repealed in any respect, and all of such resolutions are in full force and effect on the date hereof.

      2. Incumbency. The following named individuals are duly elected, qualified and acting officers of the Corporation holding the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true, authentic and genuine signatures.

       Name                    Title            Specimen Signature


       Gary R. Eschenroeder    Vice             /s/ Gary R. Eschenroeder
                               President/       --------------------------------
                               Secretary


       Robert W. Brounley      Vice President   /s/ Robert W. Brounley
                                                --------------------------------

      3. Articles and Bylaws. True and complete copies of the articles of incorporation and the bylaws of the Corporation, as amended to date and which are presently in full force and effect, are attached hereto as Annex 2 and Annex 3, respectively, and incorporated herein by reference.

      4. No resolution has been adopted by the Board of Directors nor has action been taken by the Corporation, its officers, directors, or shareholders in contemplation of the dissolution of the Corporation.

            {The balance of this page was intentionally left blank.}

      IN WITNESS WHEREOF, I have duly executed this Certificate effective this 30th day of September, 1998.

                                         /s/ Gary R. Eschenroeder
                                         ------------------------
                                         Gary R. Eschenroeder
                                         Secretary

                                     ANNEX I

                        Resolutions of Board of Directors
                  and Shareholders of BROUNLEY ASSOCIATES, INC.

      The undersigned, being the entire Board of Directors and Shareholders of BROUNLEY ASSOCIATES, INC., a Florida corporation ("Brounley" or the "Corporation"), hereby consent to and unanimously adopt the following resolutions by written action, acting without meeting pursuant to the Florida Business Corporation Act and the Corporation's Bylaws.

      WHEREAS, the Shareholders of Brounley desire to enter into that certain Share Exchange Agreement ("Share Exchange") with Toups Technology Licensing, Inc. ("TTL"), whereby TTL will acquire all of the issued and outstanding stock of Brounley totaling 22,222 shares, in exchange for 900,000 unregistered shares of stock of TTL in a transaction intended to qualify as a tax-free exchange pursuant to ss. 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

      WHEREAS, in connection with the Share Exchange, the Board of Directors and Shareholders have reviewed all of the documentation encompassing the transaction which includes the Agreement and the Exhibits and Schedules to the Agreement (the "Transaction Documents"); and

      WHEREAS, the Board of Directors and Shareholders deem it to be in the best interest of the Corporation to enter into the Transaction Documents on behalf of the Corporation and to consummate the Share Exchange contemplated between the parties.

      NOW THEREFORE, it is

      RESOLVED, that the Board of Directors hereby approves, adopts and ratifies the Transaction Documents and all of their terms and conditions and shall cause the Transaction Documents to be executed together with all necessary consents; and

      RESOLVED, that the Shareholders hereby approve, adopt and ratify the Transaction Documents and all of their terms and conditions and shall cause the Transaction Documents to be executed together with all necessary consents; and

      RESOLVED, that Gary R. Eschenroeder or Robert W. Brounley, the Vice Presidents of Brounley is hereby authorized and directed to execute and deliver the Transaction Documents for and on behalf and in the name of the Corporation, with such changes in the terms and provisions thereof as the officer executing the same shall, in such officer's sole discretion, deem necessary or desirable and in the best interest of the Corporation, such officer's signature being conclusive evidence that such officer did so deem any such changes to be necessary or desirable and in the best interest of the Corporation; and

      FURTHER RESOLVED, that the Vice President of the Corporation is hereby authorized, empowered and directed to perform all acts and do all things which such officer may deem necessary or desirable to consummate the Share Exchange contemplated by the Transaction Documents; and

      FURTHER RESOLVED, that the Secretary of the Corporation is hereby authorized, empowered and directed to certify and attest any documents which the Secretary may deem necessary or appropriate to consummate the Reorganization contemplated by the Transaction Documents on behalf of the Corporation; and

      FURTHER RESOLVED, that the Secretary of the Corporation is directed to certify this written consent and the contents of these resolutions and deliver such certification in support of the authority of the above officers to act on behalf of the Corporation; and

      FURTHER RESOLVED, that the Directors and Shareholders are hereby authorized to execute this Written Action and that upon such execution, this Written Action is approved, adopted and ratified as the act and deed of the Directors and Shareholders of the Corporation.

      DATED this 30th day of September, 1998.


                                        /s/ Gary R. Eschenroeder
                                        -----------------------------------
                                        Gary R. Eschenroeder
                                        Director, Vice President, Secretary
                                        Shareholder


                                        /s/ Robert W. Brounley
                                        -----------------------------------
                                        Robert W. Brounley
                                        Director, Vice President, Shareholder


                                        /s/ Richard W. Brounley
                                        -----------------------------------
                                        Richard W. Brounley
                                        Director, Shareholder


                                        -----------------------------------
                                        Lynn M. Dort
                                        Shareholder
or desirable to consummate the Share Exchange contemplated by the Transaction Documents; and

      FURTHER RESOLVED, that the Secretary of the Corporation is hereby authorized, empowered and directed to certify and attest any documents which the Secretary may deem necessary or appropriate to consummate the Reorganization contemplated by the Transaction Documents on behalf of the Corporation; and

      FURTHER RESOLVED, that the Secretary of the Corporation is directed to certify this written consent and the consents of these resolutions and deliver such certification in support of the authority of the above officers to act on behalf of the Corporation; and

      FURTHER RESOLVED, that the Directors and Shareho1ders are hereby authorized to execute this Written Action that upon such execution, this Written Action is approved, adopted and ratified as the act and deed of the Directors and Shareholders of the Corporation.

      DATED this 27th day of September, 1998.


                                        -----------------------------------
                                        Gary R. Eschenroeder
                                        Director, Vice President, Secretary
                                        Shareholder


                                        -----------------------------------
                                        Robert W. Brounley
                                        Director, Vice President, Shareholder


                                        -----------------------------------
                                        Richard W. Brounley
                                        Director, Shareholder


                                        /s/ Lynn M. Dort
                                        -----------------------------------
                                        Lynn M. Dort
                                        Shareholder

                              OFFICER'S CERTIFICATE

      I, Gary R. Eschenroeder, the Vice President of BROUNLEY ASSOCIATES, INC., a Florida corporation ("Brounley"), hereby certify, pursuant to that certain Share Exchange Agreement by and between Brounley and TOUPS TECHNOLOGY LICENSING, a Florida corporation, dated the 30th day of September, 1998 (the "Agreement") as follows:

      The representations and warranties made by Brounley in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations were made at and as of the Closing Date (except for changes therein permitted by this Agreement or by mutual consent of the parties), and Brounley shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Brounley prior to or at the Closing.

      Dated this 30th day of September, 1998.


                                         /s/ Gary R. Eschenroeder
                                         ------------------------
                                         Gary R. Eschenroeder
                                         Secretary